UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2003 (April 24, 2003)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-41863	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On April 24, 2003, National Health Investors, Inc. made its first quarter earnings announcement. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: April 25, 2003

Exhibit Index

Number	Exhibit
99	Press release, dated April 24, 2003.

EXHIBIT 99

For Release: April 24, 2003

Contact: Gerald Coggin VP and Dir. of Investor Relations

Phone: (615) 890-9100

NHI reports first quarter results

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI and NHIPr) announced funds from operations, FFO, for the first quarter ended March 31, 2003 of $13,679,000, or 51 cents per diluted share of common stock compared to $10,904,000 or 41 cents per diluted share of common stock. FFO for the first quarter of 2003 excludes a $1,932,000 or seven cents per diluted share of common stock gain on the sale of real estate.

Net income applicable to common stock for the first quarter ended March 31, 2003 was $11,723,000 or 44 cents per diluted share of common stock compared to $7,240,000 or 27 cents per diluted share of common stock for the same period in 2002. The improvement in net income for the quarter was primarily due to increased rental income, reduced interest and loan loss expense, and a gain on sale of real estate of $1,932,000.

During the first quarter, NHI sold the Women's and Children's Medical Office Building in Lafayette, Louisiana for proceeds of $4,045,000, resulting in a $1,932,000 gain. A loan loss of $1,500,000 relates to a decline in value of a loan to an assisted living facility in Tavares, Florida.

"In addition to the highlights described above, on March 31, we redeemed $39,917,000 of our 7% convertible debentures due February 1, 2004," said President Andy Adams. "As a result, our debt to capitalization ratio at quarter end declined to 29.5%, the lowest level in our 12 year history."

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Page 2 NHI's first quarter results

NHI specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common and preferred stocks of the company trade on the New York Stock Exchange with the symbols NHI and NHIPr respectively. Additional information including NHI's most recent press releases may be obtained on our web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 3 NHI's first quarter results

Condensed Statements of Income
(in thousands except share and per share amounts)	Three Months Ended March 31
	2003	2002
Revenues:
Mortgage interest income	$5,543	$5,779
Rental income	13,357	11,990
Facility operating revenues	22,619	20,922
Investment interest and other	1,644	1,239
	$43,163	$39,930
Expenses:
Interest	$3,988	$4,613
Depreciation of real estate	3,888	3,987
Amortization of loan costs	183	94
Facility operating expenses	22,388	21,082
Loan loss expense	1,500	2,500
Legal expense	(81)	136
Franchise and excise tax	396	64
General and administrative	713	140
	$32,975	$32,616

Income From Continuing Operations	$10,188	$7,314
Discontinued Operations
Operating Income - discontinued	---	323
Net gain on sale of real estate	1,932	---
	$1.932	$323

Net Income	$12,120	$7,637
Dividends to preferred stockholders	397	397
Net income applicable to common stock	$11,723	$7,240

Net income per common share:
Basic	$.44	$.28
Diluted	$.44	$.27

Funds from operations
Basic	$13,679	$10,904
Diluted	$13,717	$11,036

Funds from operations per common share
Basic	$.51	$.42
Diluted	$.51	$.41
Weighted average common shares
Basic	26,688,984	26,072,872
Diluted	26,944,523	26,902,501
Diluted Shares for FFO purposes	26,944,523	26,902,501

Dividends per common share	$.40	$.35

Balance Sheet Data
(in thousands)	March 31	December 31
	2003	2002
Real estate properties, net	$311,703	$304,394
Mortgages receivable, net	180,555	201,236
Preferred stock investment	38,132	38,132
REMIC investments	36,366	36,366
Cash and marketable securities	31,939	58,825
Debt	166,606	161,763
Convertible debt	1,571	41,633
Stockholders' equity	401,320	400,429

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Page 4 NHI's first quarter results

Reconciliation of Funds From Operations (1)

The following table reconciles net income applicable to common stockholders to funds from operations applicable to common stockholders:

Three Months Ended March 31
	2003	2002
Net income applicable to common stockholders	$11,723,000	$7,240,000
Adjustments:
Real estate depreciation	3,888,000	3,987,000
Other Items:
Discontinued operations:
Operating Income - discontinued	---	(323,000)
Gain on sale of real estate	(1,932,000)	---
Basic funds from operations applicable to common stockholders	$13,679,000	$10,904,000

Interest on convertible subordinated debentures	38,000	132,000

Diluted funds from operations applicable to common stockholders	$13,717,000	$11,036,000

Basic funds from operations per share	$.51	$.42
Diluted funds from operations per share	$.51	$.41

Shares for basic funds from operations per share	26,688,984	26,072,872
Shares for diluted funds from operations per share	26,944,523	26,902,501

(1)We believe that funds from operations is an important supplemental measure of operating performance. We, therefore, disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We generally use the National Association of Real Estate Investment Trusts (NAREIT) measure of funds from operations. We define funds from operations as income before extraordinary items adjusted for certain non-cash items, primarily real estate depreciation, less gains/losses on sales of facilities. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

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Page 5 NHI's first quarter results

National Health Investors, Inc. Portfolio Summary March 31, 2003

Portfolio Summary	Investment
	Properties	Investment	Percentage
Mortgage Loan Receivables	88	211,609,000	40%
Equity Ownership	96	311,703,000	60%
Total Real Estate Portfolio	184	523,312,000	100%

Equity Ownership	Properties	Beds	Investments

Nursing Homes	70	9,396	$200,138,000
Assisted Living	16	1,350	79,764,000
Retirement Homes	5	471	11,823,000
Medical Office Buildings	4	124,427 sq.ft.	11,717,000
Hospitals	1	55	8,261,000
	96		$311,703,000

Mortgage Loan Receivables	Properties	Beds	Investments

Nursing Homes	53	5,872	$157,262,000
Retirement Homes	2	150	7,110,000
Assisted Living	2	156	6,263,000
Developmentally Disabled	17	108	4,608,000
	74		$175,243,000
Remic	14	1,971	30,020,000
Remic II Investment		2,313	6,346,000
Total Mortgage Portfolio	88		$211,609,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	137	75.24%	$393,766,000
Assisted Living	18	16.44%	86,027,000
Retirement Homes	7	3.62%	18,933,000
Medical Office Buildings	4	2.24%	11,717,000
Hospitals	1	1.58%	8,261,000
Developmentally Disabled	17	0.88%	4,608,000
	184	100.00%	$523,312,000

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Page 6 NHI's first quarter results

Portfolio by Operator Type:
	# of	Percent of	Total
	Properties	Total Dollars	Dollars

Public	104	52.43%	$274,365,000
Regional	66	38.92%	203,665,000
Small	14	8.65%	45,282,000
	184	100.00%	$523,312,000

Public Operators:	Percentage	Dollar
	of	Amount
Portfolio
National HealthCare Corp.	12.17%	$63,672,000
Marriott Senior Living Services	8.64%	45,235,000
Integrated Health Services	8.00%	41,845,000
National Health Investors, Inc.	5.84%	30,562,000
ElderTrust of Florida	5.57%	29,158,000
Mariner Post Acute Network	3.22%	16,860,000
Community Health Systems, Inc.	2.89%	15,146,000
Sun Healthcare	1.85%	9,683,000
Midwest Nursing Home Investors, L.L.C.	1.25%	6,567,000
HCA-The Healthcare Company	0.92%	4,832,000
American Retirement Corporation	0.90%	4,700,000
Res-Care, Inc.	0.88%	4,608,000
Centennial HealthCare Corp.	0.29%	1,497,000
	52.43%	$274,365,000

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Page 7 NHI's first quarter results

Summary of Facilities by State March 31, 2003

										Percent of
			Acute		Dev.	Asst.	Retire-		Current	Total
		LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
1	Florida	25		1	14	7		47	146,245,000	27.95%
2	Texas	28		2		1	2	33	107,985,000	20.63%
3	Tennessee	21			3	3	2	29	43,179,000	8.25%
4	Missouri	9					1	10	28,133,000	5.38%
5	New Jersey	2				1		3	27,428,000	5.24%
6	Arizona	1				4		5	19,957,000	3.81%
7	Virginia	7						7	19,925,000	3.81%
8	New Hampshire	3					1	4	18,679,000	3.57%
9	Georgia	7						7	18,121,000	3.46%
10	Kansas	7						7	13,297,000	2.54%
11	Massachusetts	4						4	13,254,000	2.53%
12	Washington	5						5	10,422,000	1.99%
13	Kentucky	4	1					5	10,346,000	1.98%
14	South Carolina	3				1		4	9,025,000	1.72%
15	Colorado	3						3	8,125,000	1.55%
16	Idaho	1					1	2	5,846,000	1.12%
17	Illinois	1		1				2	4,522,000	0.86%
18	Michigan	2						2	3,307,000	0.63%
19	Alabama	2						2	2,669,000	0.51%
20	Pennsylvania	1						1	2,249,000	0.43%
21	Wisconsin	1						1	2,189,000	0.42%
22	North Carolina	0				1		1	2,063,000	0.39%
		137	1	4	17	18	7	184	516,966,000	98.79%

								REMIC II	6,346,000	1.21%
									523,312,000	100.00%